UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  o

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Growblox Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GROWBLOX SCIENCES, INC.
3550 W. Teco Avenue
Las Vegas, Nevada 89118

August 26, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of GrowBlox Sciences, Inc., a Delaware corporation ("GrowBlox"), to be held at 10:00 a.m. Pacific time on Friday, October 7, 2016, at the principal executive offices of GrowBlox, 3550 W. Teco Avenue, Las Vegas, Nevada 89118.  Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

GrowBlox is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.colonialstock.com/GrowBlox2016.    You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of GrowBlox.

Sincerely,

John Poss
Chief Executive Officer

GROWBLOX SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Monday, October 7, 2016

TO THE SHAREHOLDERS OF GROWBLOX SCIENCES, INC.:

NOTICE is hereby given that the annual meeting (the "Meeting") of the shareholders of GrowBlox Sciences, Inc., a Delaware corporation ("we," "us," "GrowBlox" or the "Corporation"), will be held at 10:00 a.m. Pacific time on Friday, October 7, 2016, at the principal executive offices of GrowBlox, 3550 W. Teco Avenue, Las Vegas, Nevada 89118, for the following purposes:

1.              To elect five directors to serve on our Board of Directors and until each of their successors has been duly elected and qualified, unless such individuals shall sooner die, resign or be removed;

2.              To approve an amendment to our certificate of incorporation to reduce the number of shares of common stock our Board of Directors is authorized to issue from 250,000,000 common shares to 200,000,000 common shares and to authorize the issuance of up to 50,000,000 preferred shares;

3.              To ratify the appointment of Patrick D. Heyn, CPA, P. A. as our independent registered public accounting firm for the fiscal year ended March 31, 2017; and

4.              To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on August 10, 2016, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

Shareholders are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 7, 2016.  The Corporation's Proxy Statement and Annual Report on Form 10-K are available online at www.colonialstock.com/GrowBlox2016.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss
Chief Executive Officer

August 26, 2016

GROWBLOX SCIENCES, INC.
3550 W. Teco Avenue
Las Vegas, Nevada 89118

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held Monday, October 7, 2016

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $.0001 per share of GrowBlox Sciences, Inc., a Delaware corporation ("we," "us," "GrowBlox" or the "Corporation"), of record at the close of business on August 10, 2016 (the "Record Date"), will be entitled to vote at the annual meeting of shareholders to be held at 10:00 a.m. Pacific time on Friday, October 7, 2016, at the principal executive offices of GrowBlox, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting").  Our principal executive offices are located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118, and our telephone number is (866) 721-0297.

This proxy statement (the "Proxy Statement"), together with the Notice of Annual Meeting of Shareholders, the enclosed proxy card, and the accompanying 2016 Annual Report on Form 10-K, was first made available to shareholders on or about August 26, 2016.

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and our Board committees, the compensation of our directors and current executive officers for fiscal 2016, and other required information.

There are no dissenters' rights available in connection with any of the matters to be voted on at the Annual Meeting.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•	"FOR" the election of the nominees to the Board of Directors (the "Board") of the Corporation as more fully described in the section herein entitled "Proposal 1;"

•	"FOR" the amendment to our certificate of incorporation as more fully described in the section herein entitled "Proposal 2;" and

•
"FOR" the ratification of Patrick D. Heyn, CPA, P. A. as our independent registered public accounting firm for the fiscal year ended March 31, 2017, as more fully described in the section herein entitled "Proposal 3."

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares in the election of directors or with regard to the approval of the amendment to our certificate of incorporation.

Quorum and Vote Required

A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.  In the election of directors, the five director candidates receiving the highest number of affirmative votes will be elected.  Approval of the proposal to an amendment to our certificate of incorporation, requires the affirmative vote of a majority of outstanding stock entitled to vote thereon.  Approval of the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on that proposal at the Annual Meeting.

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in "street name." If you hold your shares beneficially in "street name," you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker "non-votes," which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as "non-routine" matters.

All of the matters scheduled to be voted on at the Annual Meeting are likely to be considered "non-routine," except for the proposal to ratify the appointment of the Corporation's independent accountants for the fiscal year ended March 31, 2017 (Proposal 3). If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals other than Proposal 3. If you hold shares in street name, it is therefore particularly important that you instruct your broker on how you wish to vote your shares.

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the "SEC"), GrowBlox is making this Proxy Statement, GrowBlox's Annual Report on Form 10-K for the fiscal year ended March 31, 2016, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of GrowBlox's proxy materials, please follow the instructions for requesting printed copies included in the Notice.  GrowBlox encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 am, Pacific time, on October 7, 2016.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., Pacific time, on October 7, 2016.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•	Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•	Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Additional Proposals

Other than the three proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, John Poss and Ksenia Griswold, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any reason any of our nominees is no longer a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding."  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

Shares that may be Voted

You may vote all shares owned by you as of the close of business on August 10, 2016, the record date for the Annual Meeting, whether such shares are held of record or beneficially.  There is no cumulative voting.  On the record date, GrowBlox had outstanding 65,345,701 shares of common stock.  A holder of common stock is entitled to one vote for each share of common stock held on the record date for each of the Proposals.  The inspector of elections will be our transfer agent, Colonial Stock Transfer.   We intend to announce preliminary results of voting at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Annual Meeting.

Questions about Stock Ownership

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Colonial Stock Transfer Company, Inc.
66 Exchange Place, 1st Floor
Salt Lake City, Utah  84111
(801) 355-5740

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors, Executive Officers, and Significant Employees

Biographical summaries concerning the current directors who are each a director nominee and the Corporation's executive officers are shown below. None of the directors or officers are related to each other.  Each officer is appointed by, and serves at the pleasure of, the Board subject to the terms of their respective employment agreements with the Corporation, if any.   We have a staggered Board.  Two of the nominees are nominated for a two-year term and three of the nominees are nominated for a three-year term.

Name	Age	Position with GrowBlox
John Poss	68	Chief Executive Officer, Chief Operating Officer and Director
Craig Ellins	63	Chief Innovation Officer and Chairman of the Board
Dr. Andrea Small-Howard	47	Chief Science Officer and Director
Leslie Bocskor	51	Director
Shane Terry	37	Director
Ksenia Griswold	33	Chief Financial Officer

John Poss, Chief Executive Officer, Chief Operating Officer, and Director

Effective April 29, 2016, The Board of Directors elected John Poss to serve as Chief Executive Officer. Mr. Poss has been serving as the CFO of the Company since August, 2015 and its COO since December 31, 2015.  He resigned his position as CFO on August 4, 2016.

Mr. Poss has over 30 years of experience working as a consultant to companies facing major transitions and transformations. Mr. Poss began his career in the Washington, D.C. office of Arthur Andersen & Co. and has served as Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Technology Officer of both public and private companies in such diverse industries as homebuilding, mining, telecommunications, manufacturing, logistics, construction lending and mortgage banking. For the past twenty months prior to joining Growblox, Mr. Poss served as Chief Executive Officer of Experiential Teaching Online Corp., an educational content developer and for four years prior thereto owned and operated his own consulting firm. Mr. Poss has also has worked extensively internationally, successfully negotiating agreements in countries throughout Asia, Europe and the Americas. Mr. Poss graduated from the University of Texas in 1974 with a degree in accounting.

Craig Ellins, Chairman of the Board and Chief Innovation Officer

Mr. Ellins was appointed as Chief Executive Officer and as chairman of our board of directors on March 13, 2014. Effective April 29, 2016, the Board of Directors accepted the resignation of Craig Ellins as Chief Executive Officer of the Company and immediately appointed Craig Ellins to serve as Chief Innovation Officer of the Company.

Mr. Ellins has spent over 30 years discovering emerging trends and developing start-ups for various industries. He has served as Chief Executive Officer and on the Board of Directors of numerous organizations, both in the private and public sectors and has worked with a multitude of Fortune 500 organizations. Mr. Ellins has a proven and successful background in international and domestic product and business development, technological innovation, trade secrets, strategic planning, critical infrastructure and sustainable growth. Mr. Ellins continuously sets new standards for innovation and most recently set his sights on the cannabis industry. His work in medical marijuana has produced significant advancements in indoor growing technology, all of which have pending patents. Mr. Ellins has worked diligently over the years to produce state-of-the-art technology that has a substantial impact on cultivation and ingenuity. Finding treatments to serious medical conditions has become the benchmark to Mr. Ellins technological innovation, out of which has come the Growblox™. Mr. Ellins' rich history of new technology and financial expertise has created a framework for change in technological enterprises, especially in cultivation.

From 2013 to 2014, Mr. Ellins served as the Chairman and CEO of Cognitiv, Inc. Cognitiv, Inc., together with its subsidiaries, engages in the creation, development, and maintenance of Websites and mobile applications. It also provides Website search engine optimization services; email marketing services; pay per click consultation services; social media consultation, creation, and marketing services; domaining services; and mobile marketing services. The company was formerly known as University Health Industries, Inc. and changed its name to Cognitiv, Inc. in March 2012. Cognitiv, Inc. is based in Heathrow, Florida. As Chairman and CEO, Mr. Ellins was responsible for all aspects of the company.

From 2009 to 2013, Mr. Ellins served as CEO and Chairman of Phototron Holdings, Inc., now known as GrowLife, Inc. GrowLife, Inc. manufactures and supplies branded equipment and expendables for urban gardening in the United States. The company offers equipment and expendables, such as nutrients and soils for the growing of medical marijuana. As Chairman and CEO, Mr. Ellins was responsible for all aspects of the company.

Dr. Andrea Small-Howard, PhD, MBA, Chief Science Officer and Director

Dr. Small-Howard was appointed as our Chief Science Officer and as a member of our board of directors on June 10, 2014 and has served continuously in both positions since that time. As the Chief Science Officer, her goal is to create and maintain a novel cannabinoid therapy pipeline based on the Company's proprietary technology suite, direct research & development efforts, facilitate clinical research partnerships, guide product commercialization strategies, develop corporate cannabis education programming, and create corporate messaging around our novel drug discovery process.

From January, 2012 to present, she has served as a Director on the Board of Directors at The Center for Healthcare Innovation, "CHI". CHI is a non-profit, non-partisan, and independent organization committed to serving as a catalyst for stimulating ideas, people, companies, and institutions to collaborate and achieve excellence in healthcare innovation, particularly in the biotechnology, medical device, nanotechnology, and pharmaceutical sectors. Her board level responsibilities at CHI have included shaping and supporting the evolving mission of this dynamic group. She has also been on the planning committee for their annual "Emerging Markets in the Life Sciences" seminar series, which is now in its 5th consecutive year.

From July 2011 to June 2014, Dr. Small-Howard was the Founder and President of International Biotechnology Solutions, a management consulting firm that created customized, cost-effective commercialization solutions for viable yet abandoned biopharmaceutical products. International Biotechnology Solutions provided management consulting with a focus on assisting US biotech companies with products that could be commercialized within the Asia-Pacific region. Dr. Small-Howard she successfully completed projects within the areas of business development, corporate alliance building, product commercialization, due diligence reporting on medical marijuana companies, corporate restructuring, and management of successful fund raising campaigns.

From June 2011 to March 2013, she served as a Director on the Board of Directors (President for part of that time), for the Ceremax Investment Corporation. The Ceremax Investment Group was established by members of the USC EMBA Class XXV to pool its financial and intellectual resources to identify investment opportunities. During her tenure at Ceremax, Dr. Small Howard reviewed and approved capital and resource investments in promising start-up or scale-up phase private companies.

From November, 2008 to July, 2011, she served as the Vice President of Scientific Oversight for the Radient Pharmaceutical Corporation, a vertically-integrated biopharmaceutical research, development and manufacturing corporation with operations in both the US and China. Dr. Small-Howard provided oversight for global product development in multiple international business divisions. She authored and/or attained 12 patents & 3 trademarks on proprietary cancer tests, cancer (gene) therapies, cosmeceuticals, and animal models. She achieved numerous regulatory approvals for cancer tests, cancer therapies, pharmaceuticals, and cosmeceutical products with the United States FDA, Health Canada and other foreign ministries of health. She initiated and/or nurtured five international, collaborative, cancer research trial programs with universities and that yielded 7 publications supporting cancer products, and supervised the Quality Management Systems for an ISO 13485/cGMP compliant medical device manufacturing facility in the US; as well as the regulated manufacturing facilities in China. She also led and participated in internal and US FDA, CDPH, CE Mark/ISO 13485, and CMDR audits of Radient's Quality Management System.

Leslie Bocskor, Director

In the burgeoning cannabis economy, Leslie Bocskor has emerged as one of the most influential and respected global advisors for business, policy and social reform, using his unique lens and understanding of what is, what will be, and what is needed -- based on decades of success in the trenches of investment banking and entrepreneurship in disruptive industries.  With his rare combination of financial market experience and business sensibilities, he is beloved by policy makers and growers, technologists and scientists, doctors and patients alike, curating the unrivaled network necessary to shepherd them all into achieving goals and prosperity.

The advisory firm he founded, Electrum Partners, works with leading companies around the globe in the hemp, legal medical cannabis, recreational cannabis, cannabis based pharmaceuticals, cannabis based nutraceuticals and supplements, technology, retails sales, processing, cultivation, ecommerce, unique brands, edibles manufacturing, intellectual property, finance and banking.  The firm is sought after to deliver high-level strategies for profitability and shareholder value, and to bring together critical partnerships and solutions that contribute positively to further develop the cannabis business ecosystem.  The company maintains relationships with key industry groups including MPP, DPA, NCIA, The ArcView Group, Red Estatal de Mujeres Antiprohibicionistas and Women Grow.

In position to provide perspective and guidance as to how the dots will be connected as the industry takes shape, Mr. Bocskor's contributions have already had substantial impact.  He was bestowed with the 2015 ArcView Group Outstanding Member Award, and was named 2015 CEO of the Year by The Weed Blog, one of the industry's most-trafficked media sites.  Bocskor is the founding chairman of the Nevada Cannabis Industry Association and in November 2014, Mr. Bocskor was ranked 58th of 100 Most Influential People in the Cannabis industry by Cannabis Business Executive Magazine and was soon after the subject of a Newsweek's Special Edition Weed 2.0.Magazine feature article, "A Future Gold Mine," and featured on CNBC's special coverage of the Marijuana business economy among hundreds of news features and commentaries.

Share Terry, Director

Mr. Terry is an independent consultant provides advisory services to Medical Marijuana Establishments (MME's) in Nevada and other states. He served as a CEO of NuVeda NMS, LLC, a company that operates marijuana dispensaries in Nevada, from 2013 until 2016. He is also a former President of the Nevada Dispensary Association Mr. Terry is a decorated veteran of the United States Air Force, whose 15-year career as an Officer and F-16 fighter pilot included earning two Air Medals for combat action over Iraq and Afghanistan while leading his team to three Air Force Outstanding Unit awards from 2006-2009.

Ksenia Griswold, Chief Financial Officer

Ms. Griswold has been serving as the controller of the Company since November, 2015, and was appointed Chief Financial Officer on August 4, 2016.  For the five years prior to November, 2015, beginning in October, 2010, she worked in the Las Vegas, Nevada office of Ernst & Young, LLP.  At the time of her departure from Ernst & Young, she was audit manager.

CORPORATE GOVERNANCE

Director Independence

Two of our directors, Leslie Bocskor and Shane Terry, are independent directors.  The remaining three are not.  The definition the Company uses to determine whether a director is independent is NASDAQ Rule 4200(a)(15).

Board Meetings

All directors elected or appointed to our Board hold office until the next annual meeting of stockholders following the expiration of their board term and the election of their successors. During the fiscal year ended March 31, 2016, our Board held six meetings, and each director who was in office at that time attended at least 75% of such meetings.  Our board committees are newly established and did not exist during the fiscal year ended March 31, 2016.  Accordingly, no committee meetings were held during such fiscal year.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by Board members at the Annual Meeting of stockholders, directors are strongly encouraged to attend Annual Meetings of stockholders. All of our directors are expected to attend the upcoming Annual Meeting.

Board Leadership Structure

The Board believes that Craig Ellins service as Chairman of the Board is in the best interest of Growblox and its shareholders. Mr. Ellins possesses detailed knowledge of the priorities, opportunities and challenges facing Growblox, and is well positioned to develop an agenda and strategic vision that ensure that the Board's time and attention are focused on the most critical matters. Growblox does not have a lead independent director and does not believe one is necessary at this time.

Board's Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation's risks. The Board regularly reviews information concerning our operations, liquidity, competitive position and personnel, as well as the risks associated with each of these. Our Compensation Committee is responsible for overseeing the management of our risks relating to our executive and long-term compensation plans and oversees the Corporation's management of its risks pertaining to potential conflicts of interest and independence of Board members. The Audit Committee oversees the Corporation's management of our risks pertaining to internal controls, adherence to generally accepted accounting principles, and financial reporting. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board will be regularly informed through committee reports about such risks.

Compensation Committee

On July 6, 2016, the Board established the Compensation Committee and approved and adopted a charter (the "Compensation Committee Charter"). The compensation committee is comprised of Leslie Bocskor and Shane Terry, each of whom is independent pursuant to NASDAQ Rule 4200(a)(15). Leslie Bocskor is designated the chairperson of the committee. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee Charter, the primary function of the Compensation Committee is to oversee the compensation of our executives, produce an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise the Board on the adoption of policies that govern our compensation programs. The Compensation Committee Charter is filed as Exhibit 10.26 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2016.

Audit Committee

On July 6, 2016, the Board established the Audit Committee and approved and adopted a charter (the "Audit Committee Charter") to govern the Audit Committee. The audit committee is comprised of Leslie Bocskor and Shane Terry, each of whom is independent pursuant to NASDAQ Rule 4200(a)(15).  Leslie Bocskor is designated the chairperson of the committee. In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions. The Audit Committee Charter is filed as Exhibit 10.25 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2016.  At the present time, no member of our board of directors qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

Shareholder Communications with the Board

Mail can be addressed to directors in care of the Office of the Secretary, GrowBlox Sciences, Inc., 3550 W. Teco Avenue, Las Vegas, Nevada 89118. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, as decided by the Secretary, will be forwarded to appropriate management personnel.  Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1

ELECTION TO THE BOARD OF THE DIRECTORS

Election of Directors

The Board currently consists of five individuals.  The Board recommends that it is in the best interest of the Corporation to have a staggered board of directors so that the terms of all of the members of the Board do not terminate at the same time.  The Board of Directors has nominated Craig Ellins and Dr. Andrea Small-Howard to stand for election for a two-year term and John Poss, Leslie Bocskor and Shane Terry to stand for election for a three-year term.

Votes will be cast pursuant to the enclosed proxy for the election of the nominees named therein unless specification is made withholding such authority.  The nominees are presently directors of the Corporation.  Should any nominee for Director become unavailable, which is not anticipated, the proxies named in the proxy card will vote for the election of such other person as the Board of Directors may recommend.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 250,000,000 TO 200,000,000 AND TO AUTHORIZED THE ISSUANCE OF UP TO 50,000,000 PREFERRED SHARES.

At the present time, our Certificate of Incorporation authorizes the issuance of up to 250,000,000 shares of common stock and does not authorize the issuance of preferred stock. Our Board of Directors has unanimously approved a resolution to amend the Certificate of Incorporation, subject to shareholder approval, to authorize the issuance of up to 200,000,000 shares of common stock, par value $0.0001 per share and of up to 50,000,000 shares of preferred stock, par value $0.0001 per share.  The new authorized capital structure would have the effect of keeping the total capital stock authorized at 250,000,000 capital shares while allowing for the issuance of preferred stock.  On the Record Date, the Corporation had 65,345,701 shares of common stock issued and outstanding and has no current plans for the issuance of additional common shares other than for normal corporate purposes.  Accordingly, the Board believes reducing the number of authorized common shares from 250,000,000 to 200,000,000 is of no consequence.  Also, the Board has no commitments or plans to issue preferred stock at the present time but believes it is in the best interest of the Corporation and its shareholders to have preferred stock authorized and available and is taking advantage of this annual meeting to obtain the approval to do so.

The preferred stock to be authorized ("Preferred Stock"), would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions adopted by the Board of Directors from time to time providing for the issuance of such stock. As such, the Preferred Stock would be available for issuance without further action by the Company's shareholders, except as may be required by applicable law, or pursuant to the requirements of the exchange or quotation system upon which the Company's securities are then trading or quoted.

The Board's primary objective in amending the Certificate of Incorporation to authorize the Preferred Stock is to provide maximum flexibility with respect to future financing transactions.  Preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital.  In some circumstances, companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock.

We presently lack the authority to issue preferred stock.  As a result, without this amendment, we would continue to be limited to issuing common stock or debt securities to raise capital. By authorizing the Preferred Stock, we would increase our flexibility in raising capital.  If the Certificate of Incorporation is amended to authorize the issuance of the Preferred Stock, the Board will have discretion to establish series of preferred stock and the rights and privileges of each series so established. In the event of any such issuance, the holders of our common stock would have no input or right to approve the terms of any such series.  Generally, the authority to issue the Preferred Stock will enable the Company to respond promptly to, and take advantage of, market conditions without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance. The Board of Directors believes that this authority will also help to reduce costs because the Board will not have to seek shareholder approval to issue the shares of the Preferred Stock unless such approval is otherwise required under the rules of any quotation board or stock exchange to which GrowBlox is subject.

Potential Anti-Takeover Effect

The proposal to amend the Certificate of Incorporation to authorize the Preferred Stock could adversely effect the ability of third parties to take over or change the control of GrowBlox by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of GrowBlox with another company.

The ability of our Board of Directors to establish the rights of, and to cause GrowBlox to issue, substantial amounts of preferred stock without the need for shareholder approval, upon such terms and conditions, and having such rights, privileges and preferences, as our Board of Directors may determine from time to time in the exercise of its business judgment, may, among other things, be used to create voting impediments with respect to changes in control of GrowBlox or to dilute the stock ownership of holders of common stock seeking to obtain control of GrowBlox. The rights of the holders of common stock will be subject to, and may be adversely affected by, any preferred stock that may be issued in the future. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible financings, may have the effect of discouraging, delaying or preventing a change in control of GrowBlox.  We have no present plans to issue any shares of Preferred Stock.

Proposed Amendment

In order to authorize the Preferred Stock, we propose that the text of Paragraph 4 of our Certificate of Incorporation be amended and restated to read in its entirety as follows:

4.  The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 250,000,000 shares, 200,000,000 of which shall be common shares, having a par value of $0.0001 per share, and 50,000,000 of which shall be preferred shares, having a par value of $0.0001 per share ("Preferred Shares").

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the Preferred Shares in series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each series and any qualifications, limitations or restrictions thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed Patrick D. Heyn, CPA, P.A. ("Patrick D. Heyn") as the Corporation's independent accountants to audit the Corporation's financial statements for the fiscal year ending March 31, 2017 and recommends that shareholders vote for ratification of such appointment.  Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Audit Committee of Patrick D. Heyn and ratification of that appointment by the shareholders of the Corporation, the Audit Committee may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation's best interest and in the best interests of the shareholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and may reconsider the appointment.

Patrick D. Heyn has served as the Corporation's independent accountants since July 15, 2015.  It is anticipated that a representative from Patrick D. Heyn will not be present at the Meeting. If a representative from Patrick D. Heyn is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PATRICK D. HEYN, CPA, P.A. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2017.

AUDIT COMMITTEE REPORT

Because our audit committee was formed following the end of the prior fiscal year, it did not submit a report of the Audit Committee of the Board, with respect to the Corporation's audited financial statements for the fiscal year ended March 31, 2016.

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

Audit Fees

Patrick D. Heyn billed us fees of $17,050 for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended March 31, 2016.  Our prior auditor billed us $91,113 for the audit of our consolidated financial statements for the prior fiscal year and for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal year 2015.

Audit-Related Fees

We incurred no audit-related fees during the fiscal years ended March 31, 2016 and 2015.

Tax Fees

Patrick D. Heyn billed us fees of $6,950 for tax related work during the fiscal year ended March 31, 2016.  Our prior auditor billed us $3,035 for tax related work during the prior fiscal year.

Other Fees

During the fiscal year ending March 31, 2016, we were billed $33,600 by our prior auditor LJ Sullivan Certified Public Accountant, LLC for consulting services related to the Company's Quarterly Reports on Form 10-Q.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and director nominee, by certain beneficial owners and by the executive officers and directors as a group.  Percentage ownership is based on 65,345,701 shares of common stock outstanding as of the Record Date. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Annual Report upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.

Name of Beneficial Owner(1)	No. of Shares Owned	Percentage of Total Shares Owner
Officers and Directors
Craig Ellins	12,127,692(2)	17.2%
Dr. Andrea Small-Howard	1,693,924(3)	2.5%
John Poss	809,037(4)	1.2%
Leslie Bocskor	150,000(7)	*(9)
Shane Terry	150,000(7)	*(9)
Ksenia Griswold	58,889(8)	*(9)
Directors and officers as a group (six)persons	14,989,542	20.6%
5% Holders:
Cesar Cordero-Kruger	2,820,000(5)	4.3%
Lazarus Management Company LLC, Justin B. Borus (6)	8,691,479(6)	12.5%

(1) Unless otherwise noted, the address of each person listed is Growblox Sciences, Inc. 3550 W. Teco Avenue, Las Vegas, NV 89118.
(2) Includes (a) 7,127,692 shares of common stock currently owned of record by Mr. Ellins, and (b) 5,000,000 additional shares of common stock issuable upon exercise of warrant at an exercise price of $0.30 per share.
(3) Includes (a) 116,000 shares of common stock currently owned of record by Dr. Small-Howard, (b) options to purchase 377,924 shares of common stock at $0.17 per share exercisable as of the Record Date or within 60 days thereafter, and (c) 1,200,000 additional shares of common stock issuable upon exercise of warrant at an exercise price of $0.30 per share.
(4) Includes options to purchase 809,037 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter.
(5) Does not include a minimum of 16.2% and a maximum of 20.6% of the equity of GBSPR, our Puerto Rico subsidiary which operates the Solutions division.
(6) Address is Lazarus Management Company LLC, 3200 Cherry Creek South Drive, Suite 670, Denver, CO  80209.  The 8,691,479 common shares are beneficially owned by Lazarus Management Company LLC and by Justin B. Borus.  The 8,691,479 total is made up of: (i) 3,269,632 common shares held by Lazarus Investment Partners LLLP; (ii) warrants held by Lazarus Investment Partners LLLP to purchase an additional 3,000,000 shares of common stock; (iii) 1,421,847 shares of common stock held by Lazarus Israel Opportunities Fund LLLP; and (iv) warrants held by Lazarus Israel Opportunities Fund LLLP to purchase an additional 1,000,000 shares of common stock.
(7) Includes options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter.
(8) Includes (a) 25,000 shares of common stock currently owned of record by Ms. Griswold, and (b) 33,889 additional shares of common stock issuable upon exercise of warrants or options.
(9) Less than 1%

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  Each shareholder is entitled to one vote per each share of common stock owned.  There were 65,345,701 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.  There are no persons that beneficially own more than 5% of our outstanding common stock as of the Record Date other than our Chairman, Mr. Craig Ellins, who owns 16.5% of our issued and outstanding common shares without adjustment for shares that can be obtained upon the exercise of options and/or warrants.

DIRECTOR COMPENSATION

Directors are entitled to be reimbursed for reasonable and necessary expenses incurred on behalf of the Company. Independent directors are paid $25,000 annually with an additional $1,000 for each meeting attended.  The compensation is payable in cash or stock at the election of the Company.

EXECUTIVE COMPENSATION

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer, Chief Innovation Officer and Chief Science Officer for all services rendered to us in all capacities during each of the years ended March 31, 2016 and 2015.

Summary Compensation Table

Name and Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Total
John Poss, CEO, COO and Director	2016	$55,055	0	$179,585	$234,640
	2015	0	0	0	0

Craig Ellins, CIO and Chairman	2016	$137,192	0	$860,000	$997,192
	2015	$168,617	0(3)	0	$168,617

Dr. Andrea Small-Howard, CSO	2016	$63,000	0	0	$63,000
and Director	2015	$62,700	$756,000	$84,413	$903,113

(1) Represents the grant date fair value of restricted stock awards granted, as calculated in accordance with stock-based compensation accounting standards.  The fair value of each of these awards is based on the closing share price of our stock on the grant date.  Although the table above indicates the full grant date value of the awards in the year which the compensation is considered, the restricted stock granted vests over a three-year period.
(2) Represents the grant date fair value of option awards granted, as calculated in accordance with stock-based compensation accounting standards.  The fair value of these awards is determined under the Black-Scholes option pricing model.  Although the table above indicates the full grant date value of the awards in the year which the compensation is considered, the options granted vest over a three-year period.
(3) Per terms of the Amended Employment Agreement dated June 22, 2015, the executive waived and relinquished all rights to the grant of 3,000,000 shares of the common stock of the Company that was awarded under the Prior Agreement dated June 19, 2014. In lieu of the stock grant the Company issued to the executive a three-year warrant to purchase 5,000,000 shares of the common stock of the Company at an exercise price of $0.45 per share. Thus, 3,000,000 shares of the common stock of the Company award under the June 19, 2014, Agreement were cancelled.

Employment Agreements

John Poss, Chief Executive Officer, Chief Operating Officer, and Director

On August 10, 2015, Mr. Poss, entered into an employment agreement with the Company. The term of employment is one-year subject to automatic extensions for additional one year periods unless either party chooses to terminate such employment. The Company may terminate the Employment Agreement at any time with or without cause. If the Company terminates the Employment Agreement without cause, Mr. Poss is entitled to three months' severance if the termination takes place during the first year of employment, four months' severance if the termination takes place during the second year of employment and six months' severance if the termination takes place during the third year or a subsequent year of employment. No severance payments are due in the case of a termination for cause. Similar severance provisions apply to a termination by Mr. Poss for good reason but not to a termination by Mr. Poss without good reason. Mr. Poss receives a monthly salary of $10,000 per month. In addition, in August 2015, the Company issued 600,000 options to Mr. Poss under our 2014 Equity Incentive Plan. The options are exercisable upon vesting for a period of 10 years from issuance for the purchase of shares of our common stock at a price of $0.30 per share. The options vest ratably on a monthly basis in equal installments over the course of 30 months commencing on the seventh month of the employment period. In the event that Mr. Poss' employment is terminated for cause or by Mr. Poss without good reason, all unvested options at the time of termination will be cancelled. In the event of a Change of Control, as such term is defined in the 2014 Equity Incentive Plan, all of the options issued to Mr. Poss shall vest immediately. The number of options issuable to Mr. Poss is subject to increase within 6 months of the commencement of Mr. Poss' employment at the discretion of our Board of Directors. At the end of the third year of employment, the compensation payable to Mr. Poss shall be renegotiated in good faith by the parties.

Pursuant to the appointment of Mr. Poss as the Company's President, Chief Executive Officer and Board Member, the Company entered into an Amended and Restated Employment Agreement, effective June 1, 2016.  The agreement will end on May 1, 2017, which end date can be extended upon the mutual agreement of the parties.  Under the agreement Mr. Poss will receive an annual salary of not less than $120,000 and quarterly bonuses equal to the value of 125,000 shares of Growblox common stock.  Bonuses are payable in S-8 stock or cash in the discretion of the Company.  Under the agreement, Mr. Poss will also receive options to acquire 1.4 million shares of the Company's common stock subject to certain vesting requirements.  The option strike price is the market value of the stock on the date the options were granted.

Craig Ellins, Chairman and Chief Innovation Officer

On June 19, 2014 Craig Ellins entered into an amended employment agreement having a three year term. Mr. Ellins received a salary of $140,000 per annum, year one, $180,000 per annum year two and $240,000 per annum year three. Additionally he received 3,000,000 shares of the common stock of Growblox which vest over three years in equal 1,000,000 amounts. Effective as of June 19, 2015, Growblox and Mr. Ellins amended and restated the employment agreement with the same compensation terms and cancelling the 3,000,000 share stock grant. In consideration for such forfeiture, Mr. Ellins received a three year warrant to purchase 5,000,000 shares of Growblox common stock at an exercise price of $0.45 per share, the closing price of Growblox common stock on the date of the restated employment agreement. The warrant contains customary anti-dilution provisions and cashless exercise provisions. The warrant and underlying shares of common stock issuable upon exercise of the warrant are restricted securities as defined by the Rules and Regulations promulgated under the Securities Act of 1933, as amended. The Company may terminate the Employment Agreement at any time with or without cause. If the Company terminates the Employment Agreement without cause, Mr. Ellins is entitled any unpaid base salary accrued through the effective date of termination notice and pay in a lump sum of an amount equal to the product of the sum of the executive's based salary plus the amount of the highest annual bonus or other incentive compensation payment therefore made by the Company to the executive, multiplied by one. In the event of a Change of Control, as such term is defined in the 2014 Equity Incentive Plan, all equity compensation grants not yet vested shall vest immediately.

Effective June 1, 2016, the Board amended compensation arrangements with Mr. Ellins.  Pursuant to the amendment, warrants issued on June 22, 2015, for the purchase of 5,000,000 shares of common stock of the Company at the exercise price of $0.45 per share were cancelled and warrants for the purchase of 5,000,000 shares of common stock of the Company at the exercise price of $0.30 were issued to Mr. Ellins.

Dr. Andrea Small-Howard, PhD, MBA, Chief Science Officer and Director

On June 19, 2014, Dr. Andrea Small-Howard, Chief Science Officer, entered into a three year employment agreement with Growblox. Dr. Small-Howard received a salary at the annual rate of $78,000 and 450,000 shares of restricted common stock that vests over the three year term of employment. The stock is restricted as defined by the Rules and Regulations promulgated under the Securities Act of 1933, as amended. The Company may terminate the Employment Agreement at any time with or without cause. If the Company terminates the Employment Agreement without cause, Dr. Small-Howard is entitled any unpaid base salary accrued through the effective date of termination notice and pay in a lump sum of an amount equal to the product of the sum of the executive's based salary plus the amount of the highest annual bonus or other incentive compensation payment therefore made by the Company to the executive, multiplied by one. In the event of a Change of Control, as such term is defined in the 2014 Equity Incentive Plan, all of the restricted stock granted to Dr. Small-Howard shall vest immediately. Dr. Small-Howard also received 500,000 of stock options not in connection with her employment agreement, of which 100,000 vested immediately and the remainder vest over three years.

Effective on June 1, 2016, the Company amended its employment agreement with Dr. Small-Howard.  Pursuant to the amendment, Ms. Small-Howard surrendered a stock award for 450,000 shares of common stock in exchange for warrants to purchase 1.2 million common shares at the strike price of $0.30 per share.

Leslie Bocskor, Director

Effective June 1, 2016, the Board of Directors established compensation for Mr. Bocskor to be $25,000 annually with an additional $1,000 for each meeting attended.  The compensation is payable in cash or stock at the election of the Company.  Mr. Bocskor also received options to purchase 450,000 shares of stock which vest over 24 months.  The strike price of the options is $0.16 per share, the market value of the Company's common stock on the date the Mr. Bocskor was elected to the Board.

Share Terry, Director

Effective June 1, 2016, the Board of Directors established compensation for Mr. Terry to be $25,000 annually with an additional $1,000 for each meeting attended.  The compensation is payable in cash or stock at the election of the Company.  Mr. Terry also received options to purchase 450,000 shares of stock which vest over 24 months.  The strike price of the options is $0.16 per share, the market value of the Company's common stock on the date the Mr. Terry was elected to the Board.

Outstanding Equity Awards

The following table summarizes the number of shares underlying outstanding equity incentive plan awards for each named executive officer as of March 31, 2016:

Name	Number of shares underlying exercisable options/warrants	Number of shares underlying unexercised options/warrants	Option exercise price ($)	Option expiration date	Number of shares that have not vested	Market value of shares that have not vested ($)
Craig Ellins	5,000,000(2)	0	0.45	6/22/2018	0	0
Andrea Small-Howard	200,000(3)	300,000(4)	0.17	3/27/2025	300,000(6)	60,000(1)
John Poss	20,000(3)	580,000(5)	0.30	8/10/2025	0	0

 (1) Based on our closing stock price of $0.20 on March 31, 2016.
(2) Represents three-year warrant to purchase 5,000,000 shares of common stock at an exercise price of $0.45 per share.
(3) These options were vested at March 31, 2016.
(4) These options vest one-third on each of March 27, 2017, 2018, and 2019.
(4) These options vest ratably on a monthly basis in equal installments over the course of 29 months commencing on the April 10, 2016,
(6) These shares vest one-half on each of June 19, 2016 and 2017.

OTHER INFORMATION

INFORMATION REGARDING THE CORPORATION

Annual Report

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (the "Annual Report").  GrowBlox will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to the Annual Report.  We will furnish to any such person any exhibit described in the list of exhibits in the Annual Report upon the advance payment of a reasonable fee.   Requests for a copy of the Annual Report and/or any exhibit should be directed to the Chief Financial Officer, c/o GrowBlox Sciences, Inc., 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively referred to herein as "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, we believe each of the directors, officers and persons who beneficially own more than 10% of our common stock need to file a Form 3 and applicable Form 4's to be in compliance with the reporting requirements of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS

Employment Agreements

We have entered into employment agreements with Craig Ellins, Dr. Andrea Small-Howard and John Poss, as described above under "Executive Compensation".

OTHER MATTERS

Availability of Accountants

Representatives of our auditing firm are not expected to be present at the Meeting. If representatives are present, an opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders' Proposals

Stockholders may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than April 28, 2017.  If the date of next year's annual meeting is moved more than 30 days before the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials.  Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Corporate Secretary, GrowBlox Sciences, Inc., 3550 W. Teco Avenue, Las Vegas, Nevada 89118, telephone number (866) 721-0297.   Stockholders may propose director candidates for consideration by our Board.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to our Corporate Secretary at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss
Chief Executive Officer

GROWBLOX SCIENCES, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 7, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John Poss and Ksenia Griswold, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GROWBLOX SCIENCES, INC. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific time on October 7, 2016, at the Company's executive offices located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 and any adjournment or postponement of the annual meeting.

The proxies are authorized to vote in their discretion: (i) for the election of any person to the Board of Directors if the nominees named herein becomes unable to serve or for good cause will not serve; and (ii) on other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting for which voting direction is not noted on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  To indicate your preference, mark [X] in the space provided.

The Board of Directors recommends a vote "FOR" the following:

1. Election of Directors
Nominees:  (1) John Poss; (2) Craig Ellins; (3) Dr. Andrea Small-Howard; (4) Leslie Bocskor; and (5) Shane Terry.

[   ] FOR all nominees    [   ] WITHHOLD all nominees    [   ] FOR only the following nominees:

_______________________________________________________________________________ .

The Board of Directors recommends a vote "FOR" the following proposal:

2. To approve an amendment to our certificate of incorporation reducing the number of shares of common stock our Board of Directors is authorized to issue from 250,000,000 common shares to 200,000,000 common shares and to authorize the issuance of up to 50,000,000 preferred shares.

[   ] FOR                         [   ] AGAINST                        [   ] ABSTAIN

The Board of Directors recommends a vote "FOR" the following proposal:

3. To ratify the appointment of Patrick D. Heyn, CPA, P. A. as our independent registered public accounting firm for the fiscal year ended March 31, 2017.

[   ] FOR                         [   ] AGAINST                        [   ] ABSTAIN

Date: _____________________

Signature _____________________________ Signature (joint owners)________________________________
Print name ____________________________ Print name                     ________________________________

(Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.)